UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	April 6, 2010

              TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  1235 “N” Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

           (402) 475-0521
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 6, 2010, as expected, TierOne Corporation (the “Company”) received a letter from The NASDAQ Stock Market (“NASDAQ”) advising that, because the Company did not file its Form 10-K for the fiscal year ended December 31, 2009 by the due date, the Company is not in compliance with the filing requirement under NASDAQ Marketplace Rule 5250(c)(1).

Pursuant to NASDAQ rules, the Company was required to submit a plan to the NASDAQ staff on how it planned to regain compliance with NASDAQ’s filing requirement following the Company’s delay in filing its Form 10-Q for the fiscal quarter ended September 30, 2009.  The compliance plan submitted by the Company was subsequently accepted by NASDAQ.  As stipulated in the compliance plan, the Company will endeavor to make all necessary filings, including the filing of the 2009 Form 10-K, to become current in its reporting obligations by April 30, 2010.

The Company issued a press release announcing its receipt of the letter from NASDAQ.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Statements contained in this report which are not historical facts may be forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors.  Factors which could result in material variations include, but are not limited to, actions taken by the regulators with respect to the Bank’s capital position, including with respect to the execution of the Prompt Corrective Action Directive (“PCA Directive”) by the Office of Thrift Supervision; inability of the Bank to comply with the PCA Directive; and the effects of complying with, or the failure to comply with, the restrictions imposed on the Bank under the prompt corrective action regulations; any issues that could impact management’s judgment as to the adequacy of loan loss reserves; any issues related to the restatement of the Company’s financial statements for the quarter ended June 30, 2009 and preparation of the financial statements for the quarter ended September 30, 2009 and the fiscal year ended December 31, 2009; further deterioration in the Company’s loan portfolio; and issues associated with the closing of the transactions contemplated by the branch purchase agreement with Great Western Bank.  In addition, the Company set forth certain risks in its reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and current and periodic reports filed with the Securities and Exchange Commission thereafter, which could cause actual results to differ from those projected.  These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements.  The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

99.1	Press Release of TierOne Corporation, dated April 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION

Date: April 9, 2010	By:	/s/ James A. Laphen
James A. Laphen
President

-Signature Page-

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release of TierOne Corporation, dated April 9, 2010.

-Exhibit Index-